                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Air Products and Chemicals, Inc. (the "Company") on Form 10-Q for the period ending 31 March 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Owings, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  14 May 2003                           /s/ John R. Owings
                                        --------------------------------
                                                John R. Owings
                                               Vice President and
                                             Chief Financial Officer